UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/04/2005

ROYAL BODYCARE INC/NV
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50417

NV	91-2015186
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2301 Crown Court, Irving, TX 75038
(Address of Principal Executive Offices, Including Zip Code)

972.893.4000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On August 4, 2005, Royal BodyCare, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of From 8-K, this information, including the exhibit related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ROYAL BODYCARE INC/NV

Date: August 05, 2005.	By:	/s/ Steven E. Brown
Steven E. Brown
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 4, 2005 announcing financial results for the second quarter ended June 30, 2005